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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR

PROXY VOTE TODAY!

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1.MAIL your signed and voted proxy back in the postage paid envelope provided

2.ONLINE at vote.proxyonline.com using your proxy control number found below

3.By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line

4.By PHONE with a live operator when you call toll-free 1-800-467-0743 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2021

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the THB Asset Management MicroCap Fund, a series of The Advisors' Inner Circle Fund (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually via conference call on April 21, 2021, at 10:30 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

IF YOU WOULD LIKE TO ATTEND THE SHAREHOLDER MEETING VIA CONFERENCE CALL, please send an email to attendmeeting@astfinancial.com. Please use the email subject line "THB Special Meeting," and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m. Eastern Time on April 20, 2021.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 800-467-0743. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on

April 21, 2021. The proxy statement for this meeting is available at: https://vote.proxyonline.com/AIC/docs/THB2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

THB Asset Management MicroCap Fund a series of The Advisors' Inner Circle Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE

COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE)DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

 1.To approve an Agreement and Plan of Reorganization providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the THB Asset Management MicroCap Fund (the "Acquired Fund") by the Victory THB US Small Opportunities Fund (the "Acquiring Fund"), a newly created series of Victory Portfolios, in exchange for Class A shares and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

FOR AGAINST ABSTAIN

• • •

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]